                                                                    EXHIBIT 21.1

                                                                             NAME UNDER WHICH
                                                      STATE OR COUNTRY OF    SUBSIDIARY DOES
                           COMPANIES                     INCORPORATION       BUSINESS (IF ANY)
                                                      -------------------    -----------------
                    3032097 NOVA SCOTIA COMPANY.                 Canada
                    AGENCE ERNOULT FEATURES S.A.                 France
                          ALL-SPORT (UK) LIMITED      England and Wales
                  ALLSPORT AUSTRALIA PTY LIMITED              Australia
                   ALLSPORT PHOTOGRAPHIC LIMITED      England and Wales
                  ALLSPORT PHOTOGRAPHY USA, INC.             California
                       AMERICAN ROYAL ARTS CORP.               Delaware
                          ARCHIVE HOLDINGS, INC.               New York
                                    ARTVILLE LLC              Wisconsin
                        BAVARIA BILDAGENTUR GmbH                Germany
BAVARIA BILDAGENTUR VERWALTUNGSGESELLSCHAFT GmbH                Germany
                      BILDAGENTUR (Austria) GmbH                Austria
                 COLORIFIC PHOTO LIBRARY LIMITED      England and Wales
                          DEFINITIVE STOCK, INC.               Delaware
                               DESIGN ONLINE LLC               Delaware
                        EYEWIRE PARTNERS COMPANY                 Canada
                          EYEWIRE SERVICES, INC.                 Canada
                                   EYEWIRE, INC.               Delaware
                           FABULOUS FOOTAGE INC.          Massachusetts
                               FILM SEARCH, INC.               New York
                         FOTOGRAM STONE S.A.R.L.                 France
                             FOTOTECA STONE S.L.                  Spain
                        FPG CANADA, INCORPORATED                 Canada
                   FPG INTERNATIONAL GROUP, INC.               Delaware
                           FPG INTERNATIONAL LLC               Delaware
                              G + J IMAGES, INC.               New York
      GETTY COMMUNICATIONS GROUP FINANCE LIMITED      England and Wales
                        GETTY COMMUNICATIONS PLC      England and Wales
                     GETTY IMAGES (CANADA), INC.                 Canada
           GETTY IMAGES (MANAGEMENT COMPANY) LLC             California
              GETTY IMAGES (PHOTOGRAPHERS), INC.             California
                    GETTY IMAGES (SEATTLE), INC.             Washington         PhotoDisc
               GETTY IMAGES (THAILAND) CO., LTD.               Thailand
                       GETTY IMAGES (UK) LIMITED      England and Wales
                         GETTY IMAGES (US), INC.               New York         The Image Bank
                             GETTY IMAGES BVB.A.                Belgium
                      GETTY IMAGES DENMARK AP.S.                Denmark
                    GETTY IMAGES DO BRASIL LTDA.                 Brazil
                              GETTY IMAGES DUBAI                  Dubai
                   GETTY IMAGES FINANCE S.A.R.L.                 France
                    GETTY IMAGES FRANCE S.A.R.L.                 France
                GETTY IMAGES HOLDING FRANCE S.A.                 France
                       GETTY IMAGES HOLLAND B.V.                Holland
                  GETTY IMAGES HONG KONG LIMITED              Hong Kong
                        GETTY IMAGES JAPAN, INC.                  Japan
                            GETTY IMAGES LIMITED      England and Wales
                   GETTY IMAGES NEW ZEALAND LTD.            New Zealand
                        GETTY IMAGES PTE LIMITED              Singapore
                           GETTY IMAGES PTY LTD.              Australia
                             GETTY IMAGES S.R.L.                  Italy
                  GETTY IMAGES SOUTH AMERICA LLC               Delaware

                                                                             NAME UNDER WHICH
                                                      STATE OR COUNTRY OF    SUBSIDIARY DOES
                           COMPANIES                     INCORPORATION       BUSINESS (IF ANY)
                                                      -------------------    -----------------
                        GETTY IMAGES SWEDEN A.B.                 Sweden
                     GETTY IMAGES THAILAND, INC.             Washington
                              GETTY IMAGES, INC.               Delaware
                      GETTY IMAGES/CHICAGO, INC.               Delaware
                          GETTYONE MIDWEST, INC.               Delaware
                        GETTYONE NORTHWEST, INC.             Washington
                              GETTYONE.COM, INC.             Washington
                          HULTON ARCHIVE LIMITED      England and Wales
                   HULTON GETTY HOLDINGS LIMITED      England and Wales
                                I/US CORPORATION                 Canada
                                 IMAGEWAYS, INC.               New York
                           IPL e-PIC PTY LIMITED              Australia
                         IPL PROFILE PTY LIMITED              Australia
                                     iSWOOP GmbH                Germany
                    iSWOOP INTERNATIONAL LIMITED                Ireland
                                      iSWOOP LLC               Delaware
                                 iSWOOP S.A.R.L.                 France
                                       JACIRA AG            Switzerland
                           KODANSHA IMAGES, INC.               New York
                            LIAISON AGENCY, INC.               New York
                                  NEWSMAKERS LLC       Washington, D.C.
                          ONLINE MUSIC CO., INC.               Delaware
                                ONLINE USA, INC.             California
                 PHOTODISC AUSTRALIA PTY LIMITED              Australia
                      PHOTODISC DEUTSCHLAND GMBH                Germany
                       PHOTODISC DO BRASIL LTDA.                 Brazil
                        PHOTODISC EUROPE LIMITED      England and Wales
                       PHOTODISC FRANCE S.A.R.L.                 France
                    PHOTODISC INTERNATIONAL INC.               Barbados
                      PHOTODISC SCANDINAVIA A.B.                 Sweden
                                      PIX S.A.S.                 France
                   PLANET EARTH PICTURES LIMITED      England and Wales
                                 R STOCK COMPANY               Delaware
                        R.E.D. IMAGE PTY LIMITED      England and Wales
                         SPACE FRONTIERS LIMITED      England and Wales
                               STOCKPHOTOS, INC.               New York
                             STONE AMERICA, INC.               Illinois         Tony Stone
                   SUMER AUSTRALASIA PTY LIMITED              Australia
                  SUPERSTOCK AUSTRAILIA PTY LTD.              Australia
                                 SWANSTOCK, INC.                Arizona
                      THE IMAGE BANK FRANCE S.A.                 France
                      THE IMAGE BANK SOUTH, INC.                Florida
                      THE IMAGE BANK TEXAS, INC.                  Texas
                       THE IMAGE BANK WEST, INC.                  Texas
                            THE IMAGE BANK, INC.                 Canada
            THE TELEGRAPH COLOUR LIBRARY LIMITED      England and Wales
                            TIB BILDAGENTUR GmbH                Austria
                           TIB HONG KONG LIMITED              Hong Kong
                                 TIB IMAGES LTD.                 Canada
                              TIB LONDON LIMITED      England and Wales
                      TONY STONE ASSOCIATES GmbH                Germany
                   TONY STONE ASSOCIATES LIMITED      England and Wales
                                 TONY STONE GmbH                Austria
                  TONY STONE IMAGES/CANADA, INC.                 Canada
                  TONY STONE IMAGES/CHICAGO, INC.              Illinois
              TONY STONE IMAGES/LOS ANGELES, INC.            California

                                                                             NAME UNDER WHICH
                                                      STATE OR COUNTRY OF    SUBSIDIARY DOES
                           COMPANIES                     INCORPORATION       BUSINESS (IF ANY)
                                                      -------------------    -----------------
                TONY STONE IMAGES/NEW YORK, INC.               New York
                 TONY STONE IMAGES/SEATTLE, INC.             Washington
                              TONYSTONE.COM LTD.                Bermuda
                          TRI-ENERGY PRODUCTIONS             California         Energy Film
                                 VCG ARCHIVE LLC               Delaware
                            VCG DEUTSCHLAND GmbH                Germany
                                VCG HOLDINGS LLC               Delaware
    VISUAL COMMUNICATIONS GROUP HOLDINGS LIMITED      England and Wales
             VISUAL COMMUNICATIONS GROUP LIMITED      England and Wales
                   VISUAL COMMUNICATIONS LIMITED      England and Wales